                                                                  Exhibit 10.26k


                  REIMBURSEMENT AND CASH COLLATERAL AGREEMENT, dated as of February 15, 2000, between GT INTERACTIVE SOFTWARE CORP. (the "Account Party") and FIRST UNION NATIONAL BANK ("First Union"), as issuing lender (in such capacity, the "Issuing Lender").

                              STATEMENT OF PURPOSE:

                  The Account Party and the Issuing Lender are parties to the Credit Agreement, dated as of September 11, 1998 (as heretofore amended, supplemented or otherwise modified, the "Credit Agreement"), among the Account Party, as the borrower (in such capacity, the "Borrower"), the lenders from time to time parties thereto (the "Existing Lenders") and First Union National Bank, as administrative agent for the Existing Lenders (the "Existing Agent").

                  Pursuant to a Master Assignment and Acceptance, dated as of the date hereof (the "Assignment and Acceptance"), Infogrames Entertainment SA ("Infogrames") will acquire all of the commitments of each of the Existing Lenders under the Credit Agreement, and in connection therewith, is required to deposit cash collateral in respect of the Letters of Credit outstanding on the Assignment Effective Date, as more fully set forth therein.

                  In connection with the acquisition by Infogrames of the commitments under the Credit Agreement pursuant to the Assignment and Acceptance, the Existing Agent will resign as Administrative Agent under the Credit Agreement and the other Loan Documents (as defined in the Credit Agreement), and the Borrower has informed the Existing Agent that the Borrower and Infogrames, as the sole lender under the Credit Agreement on the Assignment Effective Date, will appoint Infogrames as successor Administrative Agent under the Credit Agreement and the other Loan Documents pursuant to Section 12.9 of the Credit Agreement.

                  In connection with the resignation of the Existing Agent and pursuant to a Collateral Assignment Agreement, dated as of the date hereof (the "Collateral Assignment Agreement"), the Existing Agent will assign to Infogrames, as successor Administrative Agent under the Credit Agreement, all of the Existing Agent's right, title and interest in the Collateral and the Collateral Documents (each such capitalized term as defined in the Collateral Assignment Agreement).

                  The Account Party and Infogrames have requested that the Letters of Credit issued under the Credit Agreement and outstanding on the Assignment Effective Date remain outstanding until the expiry thereof by their respective terms and have requested that the Issuing Lender enter into this Agreement to set forth (a) the terms under which the Letters of Credit would remain outstanding and (b) the reimbursement obligations in respect of such Letters of Credit.

                  NOW, THEREFORE, in consideration of the premises and to induce the Issuing Lender to enter into this Agreement, the Account Party hereby agrees with the Issuing Lender as follows:

                                    ARTICLE 1
                                   DEFINITIONS

                  SECTION 1.1. Defined Terms. (a) The following terms shall have the following meanings:

                  "Account Collateral": the collective reference to the Cash Collateral and the Cash Collateral

Account.

                  "Agreement": this Reimbursement and Cash Collateral Agreement, as the same may be amended, supplemented or otherwise modified from time to time.

                  "Application": the application relating to a Letter of Credit pursuant to which the Issuing Lender issued such Letter of Credit

                  "Assignment and Acceptance": as defined in the Statement of Purpose.

                  "Assignment Effective Date": as defined in the Assignment and Acceptance.

                  "Business Day": any day other than a Saturday, Sunday or legal holiday on which banks in Charlotte, North Carolina and New York, New York, are open for the conduct of their domestic commercial banking business.

                  "Cash Collateral": the collective reference to:

                  (a) all cash, instruments, securities and funds deposited from time to time in the Cash Collateral Account;

                  (b) all investments of funds in the Cash Collateral Account and all instruments and securities evidencing such investments; and


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
         (c) all interest, dividends, cash, instruments, securities and other property received in respect of, or as proceeds of, or in substitution or exchange for, any of the foregoing.

                  "Cash Collateral Account": account no. 2000002149297 established at the office of First Union National Bank at 301 South College Street, Charlotte, North Carolina 28288-0737, designated "GT Interactive Software Collateral Custody Account".

                  "Code": means the Uniform Commercial Code as in effect in the State of North Carolina; provided that, if by reason of mandatory provisions of law, the perfection or the effect of perfection or non-perfection of the security interests in any Account Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than North Carolina, "Code" means the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection.

                  "Collateral Assignment Agreement": as defined in the Statement of Purpose.

                  "Contractual Obligation": as to any Person, any material provision of any security issued by such Person or of any material agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound.

                  "Credit Agreement": as defined in the Statement of Purpose.

                  "Credit Documents": this Agreement, the Applications and all other agreements, instruments and documents delivered in connection herewith.

                  "Dollars" and "$": dollars in lawful currency of the United States of America.

                  "Governmental Authority": any nation or government, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

                  "Letters of Credit": the collective reference to the letters of credit described on Schedule A.

                  "Lien": any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge or other security interest or any preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including without limitation, any conditional sale or other title retention agreement and any financing lease having substantially the same economic effect as any of the foregoing).

                  "Obligations": in each case, whether now in existence or hereafter arising: (a) the Reimbursement Obligations and (b) all other fees and commissions (including reasonable attorney's fees), charges, obligations, covenants and duties owing by the Account Party to the Issuing Lender under or in respect of this Agreement, any Letter of Credit or any of the other Credit Documents, of every kind, nature and description, direct or indirect, absolute or contingent, due or to become due, contractual or tortious, liquidated or unliquidated, and whether or not evidenced by any note.

                  "Permitted Investments": investments in (a) marketable direct obligations issued or unconditionally guaranteed by the United States of America or any agency thereof maturing within 365 days from the date of acquisition thereof, (b) commercial paper maturing no more than 365 days from the date of creation thereof and currently having at least "A2P2" rating obtainable from either Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. or Moody's Investors Service, Inc., (c) certificates of deposit maturing no more than 365 days from the date of creation thereof issued by commercial banks incorporated under the laws of the United States of America, each having combined capital, surplus and undivided profits of not less than $500,000,000 and having a rating of "A" or better by a nationally recognized rating agency, or (d) time deposits maturing no more than 30 days from the date of creation thereof with commercial banks or savings banks or savings and loan associations each having membership either in the Federal Deposit Insurance Corporation, or any successor thereto (the "FDIC"), or the deposits of which are insured by the FDIC and in amounts not exceeding the maximum amounts of insurance thereunder.

                  "Person": an individual, partnership, corporation, business trust, joint stock company, trust, unincorporated association, joint venture, Governmental Authority or other entity of whatever nature.

                  "Prime Rate" means, at any time, the rate of interest per annum publicly announced from time to time by First Union as its prime rate. Each change in the Prime Rate shall be effective as of the opening of business on the day such change in the Prime Rate occurs. The parties hereto acknowledge that the rate announced publicly by First Union as its Prime Rate is an index or base rate and shall not necessarily be its lowest or best rate charged to its customers or other banks.


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
                  "Reimbursement Obligations": the obligations of the Account Party to reimburse the Issuing Lender pursuant to Section 2.3 for amounts drawn under the Letters of Credit.

                  "Requirement of Law": as to any Person, the Certificate of Incorporation and By-Laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

                  "Uniform Customs": the Uniform Customs and Practice for Documentary Credits (1994 Revision), International Chamber of Commerce Publication No. 500, and any amendment thereof.

                  (b) The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and section and paragraph references are to this Agreement unless otherwise specified.

                  (c) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

                                    ARTICLE 2
                            REIMBURSEMENT PROVISIONS

                  SECTION 2.1 Letters of Credit. (a) The Letters of Credit shall be deemed to have been issued under this Agreement on the Assignment Effective Date and, thereafter, the Letters of Credit and the obligations and liabilities of the Account Party and the Issuing Lender in respect thereof shall be governed by and subject to the terms and conditions of this Agreement.

                  (b) The Account Party hereby acknowledges that the Issuing Lender shall have no obligation to extend the expiry date of any Letter of Credit as set forth on Schedule A.

                  (c) On or before June 30, 2000, the Account Party shall have
(i) provided the Issuing Lender with (A) a replacement letter of credit, in form and substance reasonably satisfactory to the Issuing Lender, for each Letter of Credit, or (B) a "back-to-back" letter of credit, in form and substance, and issued by an issuing lender, reasonably satisfactory to the Administrative Agent, for each Letter of Credit or (ii) obtained the written consent of the beneficiary of each Letter of Credit to cancel such Letter of Credit.

                  SECTION 2.2 Letter of Credit Fees, Commissions and Other Charges.

                  (a) The Account Party shall pay to the Issuing Lender a letter of credit commission with respect to each Letter of Credit in an amount equal to the face amount of such Letter of Credit multiplied by 4%. Such commission shall be payable monthly in arrears on the last Business Day of each calendar month.

                  (b) In addition to the foregoing commissions, the Account Party shall upon demand by the Issuing Lender pay or reimburse the Issuing Lender for such normal and customary costs and expenses as are incurred or charged by the Issuing Lender in issuing, effecting payment under, amending or otherwise administering any Letter of Credit.

                  SECTION 2.3 Reimbursement Obligations. The Account Party agrees to reimburse the Issuing Lender on each date on which the Issuing Lender notifies the Account Party of the date and amount of a draft or drawing paid under any Letter of Credit for the amount of (a) such draft or drawing, as applicable, so paid and (b) any taxes, reasonable fees, charges or other reasonable costs or expenses incurred by the Issuing Lender in connection with such payment. Each such payment shall be made to the Issuing Lender at its address for notices specified in Section 5.3 in Dollars and in immediately available funds. Interest shall be payable on any and all amounts remaining unpaid by the Account Party under this Article from the date such amounts become payable until payment in full at a rate per annum equal to the Prime Rate, plus 4.5%. If the Account Party fails to timely reimburse the Issuing Lender on the date the Account Party receives the notice referred to in this Section, the Issuing Lender may apply funds on deposit in the Cash Collateral Account to reimburse the Issuing Lender for the amount of any such payment in the manner set forth in Section 3.6.

                  SECTION 2.4 Obligations Absolute. The Account Party's obligations under this Article 2 (including without limitation, the Reimbursement Obligations) shall be absolute and unconditional under any and all circumstances and irrespective of any set-off, counterclaim or defense to payment which the Account Party may have or have had against the Issuing Lender or any beneficiary of a Letter of Credit. The Account Party also agrees with the Issuing Lender that the Issuing Lender shall not be responsible for, and the Account Party's Reimbursement Obligations shall not be affected by, among other things, the validity or genuineness of documents or of any endorsements thereon, even though such documents shall in fact prove to be invalid, fraudulent or forged, or any dispute between or among the Account Party and any beneficiary of any Letter of Credit or any other party to which such Letter of Credit may be transferred or any claims whatsoever of the Account Party against any beneficiary of such Letter of Credit or any such transferee. The Issuing Lender shall not be liable for any error, omission, interruption or delay in transmission, dispatch or delivery of any message or advice, however transmitted, in connection with any Letter of Credit, except for errors or omissions caused by the Issuing Lender's gross negligence or willful misconduct. The Account Party agrees that any action taken or omitted by the Issuing Lender under or in connection with any Letter of Credit or the related drafts or documents, if done in the absence of gross negligence or willful misconduct and in accordance with the standards of care specified in the Uniform Customs and, to the extent not inconsistent therewith, the Code shall be binding on the Account Party and shall not result in any liability of the Issuing Lender to the Account Party. The responsibility of the Issuing Lender to the Account Party in connection with any draft presented for payment under any Letter of Credit shall, in addition to any payment obligation expressly provided for in such Letter of Credit, be limited to determining that the documents (including each draft) delivered under such Letter of Credit in connection with such presentment are in conformity with such Letter of Credit.

                  SECTION 2.5 Payments; Computation of Interest and Fees. Each payment by the Account Party on account of any amount due under this Agreement shall be made in Dollars not later than 1:00 p.m. (Charlotte time) on the date specified for payment under this Agreement to the Issuing Lender at its address for notices specified in Section 5.3, in immediately available funds and shall be made without any set-off, counterclaim or deduction whatsoever. Any payment received after 2:00 p.m. (Charlotte time) shall be deemed to have been made on the next succeeding Business Day for all purposes. If any payment under this Agreement shall be specified to be made upon a day which is not a Business Day, it shall be made on the next succeeding day which is a Business Day and such extension of time shall in such case be included in computing any interest if payable along with such payment. All fees payable hereunder shall be computed on the basis of a 360-day year and assessed for the actual number of days elapsed and interest shall be computed on the basis of a 365/66-day year and assessed for the actual number of days elapsed.

                  SECTION 2.6 Evidence of Debt. The Issuing Lender shall maintain, in accordance with its usual practice, an account or accounts evidencing the indebtedness of the Account Party resulting from each drawing under any Letter of Credit and the amounts of principal and interest payable and paid from time to time in respect thereof hereunder. In any legal action or proceeding in respect of this Agreement or any Letter of Credit, the entries made in such account or accounts shall be prima facie evidence of the existence and amounts of the obligations of the Account Party therein recorded, provided that any failure to make any such recordation (or any error therein) shall not affect the obligations of the Account Party to make payments required under this Agreement or in respect of any Letter of Credit.

                  SECTION 2.7 Uniform Customs. THE LETTERS OF CREDIT SHALL BE SUBJECT TO THE UNIFORM CUSTOMS.


                                    ARTICLE 3
                                 CASH COLLATERAL

                  SECTION 3.1 Grant of Security Interest. In substitution and replacement of the Liens securing the Letters of Credit granted in favor of the Existing Agent pursuant to the Collateral Documents and as collateral security for the prompt and complete payment and performance when due of the Obligations, the Account Party hereby grants to the Issuing Lender a security interest in and to all of the Account Party's right, title and interest in and to the Account Collateral.

                  SECTION 3.2 Maintenance of Cash Collateral Account. The Cash Collateral Account shall be maintained until the Obligations have been paid and performed in full. The Account Collateral shall be subject to the exclusive dominion and control of the Issuing Lender, which shall hold the Cash Collateral and administer the Cash Collateral Account subject to the terms and conditions of this Agreement. The Account Party shall have no right of withdrawal from the Cash Collateral Account nor any other right or power with respect to the Account Collateral, except as expressly provided herein.

                  SECTION 3.3 Representation and Warranty as to Account Collateral. The Account Party represents and warrants to the Issuing Lender that this Agreement, subject to the filings described in Section 3.4(b), creates in favor of the Issuing Lender a perfected, first priority security interest in all of the Account Collateral.

                  SECTION 3.4 Covenants as to Account Collateral. The Account Party covenants and agrees with the Issuing Lender that:

                  (a) The Account Party will not (i) sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Account Collateral, or (ii) create, incur or permit to exist any Lien or option in favor of, or any claim of any

      Person with respect to, any of the Account Collateral, or any interest therein, except for the Lien created by this Agreement.

                  (b) The Account Party will maintain the Lien created by this Agreement as a first, perfected security interest and defend the right, title and interest of the Issuing Lender in and to the Account Collateral against the claims and demands of all Persons whomsoever. At any time and from time to time, upon the written request of the Issuing Lender, and at the sole expense of the Account Party, the Account Party will promptly and duly execute and deliver such further instruments and documents and take such further actions as the Issuing Lender reasonably may request for the purposes of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted, including without limitation, of financing statements under the Code.

                  SECTION 3.5 Investment of Cash Collateral. (a) Collected funds on deposit in the Cash Collateral Account shall be invested by the Issuing Lender from time to time in Permitted Investments. All investments shall be made in the name of the Issuing Lender or a nominee of the Issuing Lender and in a manner, determined by the Issuing Lender in its sole discretion, that preserves the Issuing Lender's perfected, first priority Lien in such investments.

                  (b) The Issuing Lender shall have no obligation to invest collected funds.

                  (c) The Issuing Lender shall have no responsibility to the Account Party for any loss or liability arising in respect of such investments of the Cash Collateral (including without limitation, as a result of the liquidation of any thereof before maturity), except to the extent that such loss or liability arises from the Issuing Lender's gross negligence or willful misconduct.

                  (d) The Account Party will pay or reimburse the Issuing Lender for any and all reasonable costs, expenses and liabilities of the Issuing Lender incurred in connection with this Agreement, the maintenance and operation of the Cash Collateral Account and the investment of the Cash Collateral, including without limitation, any reasonable investment, brokerage or placement commissions and fees incurred by the Issuing Lender in connection with the investment or reinvestment of the Cash Collateral.

                  SECTION 3.6 Remedies; Application of Cash Collateral. (a) Upon the failure of the Account Party to pay (i) the Reimbursement Obligations under this Agreement when and as due or (ii) any other Obligation (other than any Reimbursement

Obligation) when and as due and such failure shall continue unremedied for three Business Days, the Issuing Lender may, with notice to the Account Party, but without any other notice of any kind except notices required by law which may not be waived, apply Account Collateral, after deducting all reasonable costs and expenses of every kind incurred in respect thereof or in any way relating to the Account Collateral or the rights of the Issuing Lender hereunder, including without limitation, reasonable attorneys' fees and disbursements of counsel to the Issuing Lender, to the payment of the Obligations then due and payable. In addition to the rights, powers and remedies granted to it under this Agreement, the Issuing Lender shall have all the rights, powers and remedies available at law, including without limitation, the rights and remedies of a secured party under the Code. To the extent permitted by law, the Account Party waives presentment, demand, protest and all notices of any kind, except for notices referred to in this Section, and all claims, damages and demands it may acquire against the Issuing Lender arising out of the exercise by it of any rights hereunder.

                  (b) The Account Party shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Account Collateral are insufficient to pay the Obligations and the reasonable fees and disbursements of any attorneys employed by the Issuing Lender to collect such deficiency.

                  SECTION 3.7 Release of Cash Collateral. (a) The Issuing Lender shall release the Cash Collateral to the Account Party within two Business Days after the date on which a Letter of Credit shall have expired in accordance with its terms in an amount equal to 105% of the face amount of such Letter of Credit, less (i) any Obligations paid prior to such date in respect of such Letter of Credit and (ii) any Obligations remaining unpaid on such date in respect of such Letter of Credit.

                  (b) Upon release of any portion of the Account Collateral in accordance with this Section, the Issuing Lender shall, at the Account Party's expense, promptly execute and deliver to the Account Party such documents as the Account Party shall request to evidence the release of such Account Collateral from the Liens granted hereby.

                  (c) This Agreement shall remain in effect from the date hereof through and including the date upon which all Obligations shall have been indefeasibly and irrevocably paid and satisfied in full and upon such date this Agreement shall terminate and the Liens granted hereby shall terminate and all rights to the Account Collateral shall revert to the Account Party. Upon any such termination, (i) the Issuing Lender shall promptly assign, release, transfer and deliver to the Account Party the Account Collateral held by it hereunder, all instruments of assignment executed in connection therewith, together with all monies held by the Issuing Lender or any of its agents hereunder, free and clear of the Liens hereof and (ii) the Issuing Lender will promptly execute and deliver to the Account Party such documents and instruments (including but not limited to appropriate Uniform Commercial Code termination statements) as the Account Party shall request to evidence such termination in each such case at the expense of the Account Party.

                  SECTION 3.8 Issuing Lender's Appointment as Attorney-in-Fact.
(a) To permit the Issuing Lender to exercise it rights and remedies under this Agreement, the Account Party hereby irrevocably constitutes and appoints the Issuing Lender and any officer or agent of the Issuing Lender, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Account Party and in the name of the Account Party or in the Issuing Lender's own name, from time to time in the Issuing Lender's discretion, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement, including without limitation, any financing statements, endorsements, assignments or other instruments of transfer.

                  (b) The Account Party hereby ratifies all that said attorneys shall lawfully do or cause to be done pursuant to the power of attorney granted in Section 3.8(a). All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until this Agreement is terminated and the Liens created hereby are released.

                  SECTION 3.9 Duty of Issuing Lender. The Issuing Lender's sole duty with respect to the custody, safekeeping and physical preservation of the Account Collateral in its possession, under Section 9-207 of the Code or otherwise, shall be to comply with the specific duties and responsibilities set forth herein and to exercise reasonable care to assure the safe custody of the Account Collateral. The powers conferred on the Issuing Lender in this Agreement are solely for the protection of the Issuing Lender's interests in the Account Collateral and shall not impose any duty upon the Issuing Lender to exercise any such powers. Neither the Issuing Lender nor its directors, officers, employees or agent shall be liable for any action lawfully taken or omitted to be taken by any of them under or in connection with the Account Collateral or this Agreement, except for its or their gross negligence or willful misconduct.

                  SECTION 3.10 Execution of Financing Statements. Pursuant to
Section 9-402 of the Code, the Account Party authorizes the Issuing Lender to file financing statements with respect to the Account Collateral without the signature of the Account

Party in such form and in such filing offices as the Issuing Lender reasonably determines appropriate to perfect the Liens of the Issuing Lender under this Agreement. A carbon, photographic or other reproduction of this Agreement shall be sufficient as a financing statement for filing in any jurisdiction.


                                    ARTICLE 4
                                   CONDITIONS

                  SECTION 4.1 Conditions. This Agreement shall become effective upon the satisfaction of the following conditions precedent:

                  (a) Agreement. The Issuing Lender shall have received this Agreement, executed and delivered by a duly authorized officer of the Account Party.

                  (b) Assignment and Acceptance. The Assignment Effective Date shall have occurred under the Assignment and Acceptance.

                  (c) Deposit of Cash Collateral. The Account Party shall deposit, and the Issuing Lender shall have received, in the Cash Collateral Account immediately available funds in the amount equal to 105% of the aggregate undrawn face amount of the Letters of Credit, as set forth on Schedule A as of the Assignment Effective Date.

                  (d) Amendment to Credit Agreement. The Issuing Lender shall have received a copy of an executed amendment to the Credit Agreement, in form and substance reasonably satisfactory to the Issuing Lender, permitting the existence of the indebtedness and the Liens under this Agreement, and such amendment shall have become effective in accordance with its terms.


                                    ARTICLE 5
                                  MISCELLANEOUS

                  SECTION 5.1 Representations and Warranties. The Account Party hereby represents and warrants to the Issuing Lender that:

                  (a) The Account Party has the corporate power and authority to execute and deliver and to perform its obligations under, and has taken all necessary corporate action to authorize the execution, delivery and performance of, this Agreement.

                  (b) This Agreement constitutes a legal, valid and binding obligation of the Account Party enforceable in accordance with its terms, except as affected by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

                  (c) The execution, delivery and performance of this Agreement will not violate any material provision of any Requirement of Law or Contractual Obligation of the Account Party and will not result in the creation or imposition of any Lien on any of the properties or revenues of the Account Party pursuant to any material provision of any Requirement of Law or Contractual Obligation of the Account Party.

                  (d) No consent or authorization of, filing with, or other act by or in respect of, any arbitrator or Governmental Authority and no consent of any other Person (including without limitation, any stockholder or creditor of the Account Party), is required in connection with the execution, delivery, performance, validity or enforceability of this Agreement.

                  SECTION 5.2 Method of Communication. Except as otherwise provided in this Agreement, all notices and communications hereunder shall be in writing, or by telephone subsequently confirmed in writing. Any notice shall be effective if delivered by hand delivery or sent via telecopy, recognized overnight courier service or certified mail, return receipt requested, and shall be presumed to be received by a party hereto (a) on the date of delivery if delivered by hand or sent by telecopy, (b) on the next Business Day if sent by recognized overnight courier service and (c) on the third Business Day following the date sent by certified mail, return receipt requested. A telephonic notice to the Issuing Lender as understood by the Issuing Lender will be deemed to be the controlling and proper notice in the event of a discrepancy with or failure to receive a confirming written notice.

                  SECTION 5.3 Notices. Notices to any party shall be sent to it at the following addresses, or any other address as to which all the other parties are notified in writing.

                 If to the Account Party:            GT Interactive Software Corp.
                                                     417 Fifth Avenue, 8th Floor
                                                     New York, New York  10016
                                                     Attention:  Robert De Laurentis

                                                     Telephone No.:  (212) 726-6553
                                                     Telecopy No.:  (212) 726-6590

                 With copies to:                     Kramer, Levin, Naftalis & Frankel
                                                     919 Third Avenue
                                                     New York, New York  10022-3903
                                                     Attention: David P. Levin, Esq.
                                                     Telephone No.:  (212) 715-9217
                                                     Telecopy No.:  (212) 715-8000

                                                     Infogrames Entertainment SA
                                                     84, rue du 1er Mars 1943
                                                     Villeurbanne, 69100
                                                     France
                                                     Attention:  Olivier Carton
                                                     Telephone No.:  (011 33) 472 655000
                                                     Telecopy No.:  (011 33) 472 655116

                                                     Pillsbury Madison & Sutro LLP
                                                     50 Fremont Street
                                                     San Francisco, California  94105
                                                     Attention:  Ronald Bornstein
                                                     Telephone No.:  (415) 983-1000
                                                     Telecopy No.:  (415) 983-1200

                 If to Issuing Lender:               First Union National Bank
                                                     One First Union Center, TW-10
                                                     301 South College Street
                                                     Charlotte, North Carolina  28288-0608
                                                     Attention:  John McGowan
                                                     Telephone No.:  (704) 374-7096
                                                     Telecopy No.:  (704) 383-6249

                  SECTION 5.4 Amendments and Waivers. None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the Account Party and the Issuing Lender.

                  SECTION 5.5 Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective


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to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                  SECTION 5.6 Integration. This Agreement and the other Credit Documents represent the agreement of the Account Party and the Issuing Lender with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Issuing Lender or the Account Party relative to subject matter hereof not expressly set forth or referred to herein or in the other Credit Documents.

                  SECTION 5.7 No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of the Issuing Lender, any right, remedy, power or privilege hereunder or under the other Credit Documents shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

                  SECTION 5.8 Payment of Expenses; Indemnity. The Account Party will (a) pay all reasonable out-of-pocket expenses of the Issuing Lender in connection with (i) the preparation, execution and delivery of this Agreement and each other Credit Document, whenever the same shall be executed and delivered, (ii) the preparation, execution and delivery of any waiver, amendment or consent by the Issuing Lender relating to this Agreement or any other Credit Document, including without limitation reasonable fees and disbursements of counsel for the Issuing Lender and (iii) the administration and enforcement of any rights and remedies of the Issuing Lender under this Agreement or any other Credit Document, including consulting with accountants and attorneys concerning the nature, scope or value of any right or remedy of the Issuing Lender hereunder or under any other Credit Document or any factual matters in connection therewith, which expenses shall include without limitation the reasonable fees and disbursements of such Persons, and (b) defend, indemnify and hold harmless the Issuing Lender, and its parents, subsidiaries, affiliates, employees, agents, officers and directors, from and against any losses, penalties, fines, liabilities, judgments, settlements, damages, costs and expenses, suffered by any such Person in connection with any claim, investigation, litigation or other proceeding (whether or not the Issuing Lender is a party thereto) and the prosecution and defense thereof, arising out of or in any way connected with this Agreement, the Letters of Credit or any other Credit Document, including without limitation, reasonable attorney's and consultant's fees of the Issuing Lender,


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except to the extent that any of the foregoing directly result from the gross negligence or willful misconduct of the party seeking indemnification therefor.

                  SECTION 5.9 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Account Party and the Issuing Lender and their respective successors and assigns, except that either party may not assign or transfer any of its rights or obligations under this Agreement without the prior written consent of the other party hereto.

                  SECTION 5.10 WAIVERS OF JURY TRIAL. THE ACCOUNT PARTY AND THE ISSUING LENDER HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY LETTER OF CREDIT AND FOR ANY COUNTERCLAIM THEREIN.

                  SECTION 5.11 Section Headings. The section headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

                  SECTION 5.12 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.


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                  IN WITNESS WHEREOF, the parties hereto have caused this
Agreement to be duly executed and delivered as of the date first above written.


                                          GT INTERACTIVE SOFTWARE CORP.


                                          By:Denis Guyennot
                                             ---------------------------
                                             Name: Denis Guyennot



                                          FIRST UNION NATIONAL BANK,
                                          as Issuing Lender


                                          By: John McJowan
                                             ---------------------------
                                             Name: John McJowan


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